EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                         PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Albert Blankenship, certify that:

1. I have reviewed this Annual Report on Form 10-KSB of The Banker's Store, Inc. (the "Registrant");

2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Annual Report;

4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the during the period in which this Annual Report is being prepared;

b) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this Annual Report based on such evaluation (the "Evaluation Date"); and

c) Disclosed in this Annual Report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter that has materially affected or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Dated: August 28, 2003                      /S/ ALBERT BLANKENSHIP
                                            -----------------------
                                            Albert Blankenship
                                            Chief Financial Officer
                                            (Principal Accounting and
                                            Financial Officer)